UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2013

DUKE ENERGY CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip code)

(704) 382-3853

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Beginning in 2012, Duke Energy Corporation’s (“Duke Energy”) chief operating decision maker began evaluating segment financial performance and allocation of resources on a net income basis rather than the previous segment measure of earnings before income and taxes from continuing operations (EBIT).  The information attached hereto and incorporated by reference herein as exhibit 99.1, provides supplemental financial information and reconciles Duke Energy’s prior and current segment measures for the years ended December 31, 2011 and 2012.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

99.1                                                2012 Statistical Supplement

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: March 18, 2013	By:	/s/ Steven K. Young
	Name:	Steven K. Young
	Title:	Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit	Description

99.1	2012 Statistical Supplement